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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                        Date of Report: January 28, 2004


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


       North Carolina                                56-0367025
       --------------                                ----------
(State or other jurisdiction)             (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.     27408
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(Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code: 336-379-6220










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                                     PART II


Item 5.  Other Events and Required FD Disclosure

Effective January 15, 2004, Jess Ravich resigned from the Cone Mills Corporation ("Cone") Board of Directors. Mr. Ravich's firm, Libra Securities LLC, was approved as the financial advisor for the Official Committee of Equity Security Holders on that date.

Subsequently, on January 26, 2004, Marc Kozberg resigned as a director.


Item 9.  Regulation FD Disclosure

This Form 8-K is being furnished to the Securities and Exchange Commission under
Item 9. of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. All information being furnished to the Securities and Exchange Commission shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934.




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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CONE MILLS CORPORATION
                                  (Registrant)




Date: January 28, 2004           /s/Neil W. Koonce
                                 Neil W. Koonce
                                 Vice President, General Counsel,
                                 and Secretary